1 4Q 2017 Earnings Call February 28, 2018 8:00 am ET

2 Safe Harbor Statement Certain statements made within this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of performance and by their nature are subject to inherent uncertainties. Actual results may differ materially. Any forward-looking information relayed in this presentation speaks only as of February 28, 2018 and Hertz Global Holdings, Inc. (the “Company”) undertakes no obligation to update that information to reflect changed circumstances. Additional information concerning these statements is contained in the Company’s press release regarding its Fourth Quarter 2017 results issued on February 27, 2018, and the Risk Factors and Forward-Looking Statements sections of the Company’s 2017 Form 10-K filed on February 27, 2018. Copies of these filings are available from the SEC, the Hertz website, or the Company’s Investor Relations Department. 4Q

3 Key Metrics and Non-GAAP Measures THE FOLLOWING KEY METRICS AND NON-GAAP MEASURES WILL BE USED IN THE PRESENTATION: Adjusted corporate EBITDA Adjusted corporate EBITDA margin Adjusted pre-tax income (loss) Adjusted net income (loss) Adjusted diluted earnings (loss) per share (Adjusted diluted EPS) Total RPD Total RPU Net depreciation per unit per month Vehicle utilization Transaction days Definitions and reconciliations of key metrics and non-GAAP measures are provided in the Company’s fourth quarter 2017 press release issued on February 27, 2018 and as an exhibit to the Company’s Form 8-K filed on February 28, 2018. 4Q

4 Agenda BUSINESS OVERVIEW Kathryn Marinello President & Chief Executive Officer Hertz Global Holdings, Inc. FINANCIAL RESULTS OVERVIEW Tom Kennedy Chief Financial Officer Hertz Global Holdings, Inc. 4Q

5 NA Turnaround Progress Evident in 2017 2H:17 YoY U.S. RPD, utilization, RPU, monthly depreciation per unit improve vs. 2H:16 Fleet • Optimized car-class mix • Successful model year 2018 negotiations • Managing growth in ride-hailing demand • Increased remarketing capability Momentum is Broad Based Across the Organization Operations • Ultimate Choice available at 50+ locations • Site Optimization Initiative creating best rental experience for customers • Improved customer satisfaction scores Technology • Transforming reservation, digital and enhanced customer management platforms for roll out in 2018 Sales / Marketing • Upcoming digital enhancements and a new, mobile-first strategy, will offer more options to engage with Hertz, Dollar and Thrifty

6 Quarterly Overview TOM KENNEDY CHIEF FINANCIAL OFFICER Hertz Global Holdings, Inc.

7 GAAP 4Q:17 Results 4Q:16 Results YoY % Inc/(Dec) FY:17 Results FY:16 Results YoY % Inc/(Dec) Total revenues $2,091M $2,009M 4% $8,803M $8,803M 0% Income (loss) from continuing operations before income taxes $(179)M $(466)M 62% $(575)M $(470)M (22%) Net income (loss) from continuing operations $616M $(438)M NM $327M $(474)M NM Diluted earnings (loss) per share from continuing operations $7.42 $(5.28) NM $3.94 $(5.65) NM Weighted average shares outstanding: diluted 83M 83M 83M 84M Non-GAAP* Adjusted corporate EBITDA $21M $12M 75% $267M $553M (52)% Adjusted corporate EBITDA margin 1% 1% 40 bps 3% 6% (330 bps) Adjusted pre-tax income (loss) $(102)M $(93)M (10%) $(210)M $65M NM Adjusted net income (loss) $(64)M $(59)M (8%) $(132)M $41M NM Adjusted diluted EPS $(0.77) $(0.71) (8%) $(1.59) $0.49 NM 4Q/FY:17 Consolidated Results 4Q * Definitions and reconciliations of these key metrics and non-GAAP measures are provided in the Company’s fourth quarter 2017 press release issued on February 27, 2018 and as an exhibit to the Company’s Form 8-K filed on February 28, 2018. NM = not meaningful Net benefit of $679M in 4Q:17 from the re-measured valuation of net deferred tax liabilities

8 2H:17 Results Improved Significantly from 1H:17 4Q 1H:17 Results YoY % Inc/(Dec) 2H:17 Results YoY % Inc/(Dec) Total Revenues $4,140M (3%) $4,663M 2% Adjusted Corporate EBITDA ($75)M (135%) $342M 0% US RAC Total RPD $41.23 (2%) $42.83 1% US RAC Total RPU $968 (6%) $1,062 1% US RAC Vehicle Utilization 78% (220 bps) 81% 50 bps US RAC Monthly Depreciation Per Unit $351 21% $304 (3%) Actions taken for operational turn around beginning to show momentum

9 4Q:17 U.S. RAC Revenue Performance Revenue Days Total RPD Vehicle Utilization (bps) Capacity Total RPU 0% (2%) (4%) 1% (4%) (1%) 2% (1%) (130)(100) (2%) 3% 1% (3%) U.S. RAC (YoY quarterly results1) 1Revenue is defined as total revenue excluding ancillary retail vehicle sales revenue; Capacity is average fleet. 4Q:17 Performance Drivers (3%) (310) 4% (8%) (5%) (3%) (2%) (1%) (4%) (130) 4Q 2% (1%) 3% (1%) 250 1% • RPD decreased 1% YoY, but increased 3% excluding Value-Added Service Revenues, reflecting strong leisure demand - Modifying and introducing new value- added services and digital capabilities to re-energize ancillary sales • Transaction days increased 3% YoY as a result of growth in ride-hailing customers and our off airport business • Total RPU increased 2% YoY, a key performance measure

10 4Q:17 U.S. RAC Fleet Continued focus on optimizing our fleet profile 4Q • Vehicle utilization was 81% vs 78% in 4Q:16 • New analytic tools and optimized fleet capacity aligned fleet with customer demand - Core rental fleet decreased 4% YoY - Ride-hailing fleet grew to 22,000 vehicles as of year end

11 4Q:17 U.S. RAC Monthly Depreciation Per Unit $321 $306 $302 $269 $303 $278 $304 $321 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Current Year Prior Year +15% +27% +19% 4Q $348 YEAR OVER YEAR TREND CONTINUES TO IMPROVE $353 +1% (6%) • Continued transition to a richer, more preferred vehicle mix • Lower model year 2017 and model year 2018 purchase prices (like-for-like vs. model year 2016) • Stabilizing residual values – FY:17 core residuals decreased 2.5% YoY • Incremental demand for replacement vehicles post-hurricanes • Increased sales through higher return re-marketing channels

12 FY:17 US RAC Monthly Vehicle Depreciation Per Unit 4Q 7 12 26 8 11 Wholesale / Rebalancing FY:16 Richer Fleet Mix Core Residual Fleet Acquisition Cost Other FY:17 $301 $327

13 4Q:17 U.S. RAC Fleet Sales Initiative 29% 34% 37% 4Q:16 Non-Program Vehicle Disposition Channel Mix 4Q 27% 35% 38% Auction Retail Dealer Direct 4Q:17 Focused on Driving More Sales Through Alternative Channels • Absolute sales through highest-return retail channel grew 6% in 4Q:17 • FY:17 largest number of units re-marketed in company history • 80 Hertz retail stores across the country • 10th largest used car operation nationally

14 4Q:17 International RAC 4Q • Revenue increased 10%, or 4% YoY excluding foreign exchange • Revenue ex-Brazil increased 13%, or 7% YoY excluding foreign exchange − Transaction days increased 1%, or 6% excluding Brazil operations1 − Total RPD growth driven by improved pricing environment in Australia and New Zealand for summer and holiday peak season and the sale of lower RPD Brazil operations • Vehicle utilization a result of continued improvement in fleet management • Monthly depreciation per unit increased 9% YoY driven by declining residual values on diesel vehicles in Europe and divestiture of Brazil operations 1Sale finalized August 2017 2Excluding Brazil operations 1%1% Total RPUUtilization 10 bps Total RPD Key Operating Metrics2 4Q:17 YoY

15 LIQUIDITY / BALANCE SHEET OVERVIEW TOM KENNEDY CHIEF FINANCIAL OFFICER Hertz Global Holdings, Inc.

16 YE:17 HGH Consolidated Debt 57% 43% Vehicle Debt 65% 35% Total Debt 85% 15% Fixed Rate Debt Floating Rate Debt Non-Vehicle Debt Notes: YE fixed rate debt ratio at highest level because total vehicle debt is at seasonally lowest level 100 bps change in YE:17 net floating rate debt = $44M change in annual interest expense Excluding Donlen floating rate debt, which is effectively hedged, increases the total fixed rate debt to 70%

17 YE:17 Liquidity Overview Corporate Liquidity at December 31, 2017 $ in millions • Corporate liquidity increased by $232M in 4Q:17 • Redeemed $450 million of senior notes due 2019 in December 2017 • Issued $1.0 billion of 5 year term ABS in January 2018 • Higher unrestricted cash balance reflects, in part, the equivalent of $383M of proceeds from the Senior Second Priority Notes offering associated with a corresponding reduction in Senior RCF commitments Senior RCF Facility Size 1,167$ Outstanding Letters of Credit 615 Borrowings O/S - Available under Senior RCF 552$ Unrestricted Cash 1,072 Corporate Liquidity 1,624$

18 Corporate Debt Maturity Profile is Well Laddered December 31, 2017 Hertz Global Non-Vehicle Debt Maturity Profile1 1 Excludes $27M of promissory notes due 2028 and $11M of capital leases. $700 $500 $500 $800 $1,250 $14 $14 $14 $14 $14 $618 $1,167 2018 2019 2020 2021 2022 2023 2024 Senior Notes Senior Second Priority Secured Notes Term Loan Senior RCF In $M USD

19 First Lien Financial Maintenance Covenant Consolidated First Lien Leverage Ratio as of December 31, 2017 was 1.9x 1 TTM adjusted corporate EBITDA defined as $267M reported LTM adjusted corporate EBIDTA + $123M adjustments as per credit agreement 2 Actual unrestricted cash on the balance sheet as of 12/31/17 was $1,072M. The credit facility limits netting of unrestricted cash to $500M 3 First lien leverage ratio must not exceed 3.0x in accordance with the terms of the Credit Agreement Senior RCF Facility Size $1,167M Outstanding Letters of Credit - 615 Term Loan Outstanding + 688 Unrestricted Cash2 - 500 First Lien Secured Net Debt $740M TTM Adjusted Corporate EBITDA1 / $390M First Lien Leverage Ratio3 1.9x 3Q:17 4Q:17+ 3.25x 3.0x Our Consolidated First Lien Leverage Ratio is tested each quarter and must not exceed the thresholds outlined below:

20 Tax Reform Impact • Net benefit of $679M in 4Q:17 from the re-measured valuation of net deferred tax liabilities • Effective tax rate anticipated to be between 23% and 26%, beginning in 2018 • Not expected to be material cash tax payer in at least the next three to five years – Elimination of Like-Kind Exchange program expected to be fully offset by 100% bonus depreciation through 2022 • Existing NOL balance of $4B

21 FY:18 Investments Impacting Adjusted Corporate EBITDA 2018 Estimate 2017 Actual YoY $ Inc/(Dec) Total Investments $300 $260 $40 Major Categories Fleet $100 $130 $(30) IT/Operations 120 70 50 Sales/Marketing/Other 80 60 20 Total $300 $260 $40 in $M USD

22 Q&A